     As filed with the Securities and Exchange Commission on July 11, 1997.
                                                Registration No. 333- __________

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933


                                  ORAVAX, INC.
--------------------------------------------------------------------------------
               (Exact name of issuer as specified in its charter)


       Massachusetts                                      04-3085209
--------------------------------           -------------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


38 Sidney Street, Cambridge, Massachusetts                      02139
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)


                             1995 STOCK OPTION PLAN
--------------------------------------------------------------------------------
                            (Full Title of the Plan)


                           John M. Westcott, Jr., Esq.
                              c/o Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)


                                 (617) 526-6000
--------------------------------------------------------------------------------
          (Telephone Number, Including Area Code, of Agent For Service)

                          CALCULATION OF REGISTRATION FEE

==========================================================================================
                                          Proposed        Proposed
Title of                                   Maximum         Maximum
Securities                Amount          Offering        Aggregate           Amount
to be                      to be          Price Per       Offering       of Registration
Registered              Registered        Share (1)       Price (1)          Fee (1)
------------------------------------------------------------------------------------------
Common Stock,
$.001 par value      1,000,000 shares      $2.5625       $2,562,500            $777
==========================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h) and based on the average of the reported high and low sale prices of the registrant's Common Stock on the Nasdaq National Market on July 11, 1997.

                     Statement of Incorporation by Reference
                     ---------------------------------------

     This Registration Statement on Form S-8 (the "Registration Statement") incorporates by reference the contents of the Registration Statement on Form S-8, File No. 33-94986, filed by OraVax, Inc., a Delaware corporation (the "Company"), with the Securities and Exchange Commission on July 26, 1995, relating to the Company's 1995 Stock Option Plan.

                                   SIGNATURES
                                   ----------




     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 11th day of July, 1997.

                                               ORAVAX, INC.


                                               By:  /s/ Lance K. Gordon
                                                    ----------------------------
                                                    Lance K. Gordon,
                                                    President and
                                                    Chief Executive Officer


                                POWER OF ATTORNEY
                                -----------------

     We, the undersigned Directors and Officers of the Company hereby constitute Lance K. Gordon, Keith S. Ehrlich and John M. Westcott, Jr., and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as Directors and Officers to enable OraVax, Inc. to comply with all requirements of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                      Date
---------                            -----                      ----



(i)      Principal executive                                    )
         officer:                                               )
                                                                )
                                                                )
 /s/ Lance K. Gordon                 President and              )
----------------------------------   Chief Executive            )
Lance K. Gordon                      Officer                    )
                                                                )
                                                                )
(ii)     Principal financial and                                )
         accounting officer:                                    )
                                                                )
                                                                )
 /s/ Keith S. Ehrlich                Vice President, Finance    )
----------------------------------   and Administration,        )
Keith S. Ehrlich                     Treasurer and Secretary    )
                                                                )
                                                                )
(iii)    A majority of the                                      )
         Board of Directors:                                    )
                                                                )
                                                                )
 /s/ Lance K. Gordon                 Director                   ) July 11, 1997
----------------------------------                              )
Lance K. Gordon                                                 )
                                                                )
                                                                )
 /s/ C. Boyd Clarke                  Director                   )
----------------------------------                              )
C. Boyd Clarke                                                  )
                                                                )
                                                                )
                                     Director                   )
----------------------------------                              )
Andre L. Lamotte                                                )
                                                                )
                                                                )
 /s/ Douglas MacMaster               Director                   )
----------------------------------                              )
Douglas MacMaster                                               )
                                                                )
                                                                )
                                     Director                   )
----------------------------------                              )
Allen Misher                                                    )

                                  EXHIBIT INDEX
                                  -------------




Exhibit No.               Description                              Page
-----------               -----------                              ----

  4.1*         Second Amended and Restated Certificate              --
               of Incorporation of the Registrant.

  4.2*         Amended and Restated By-Laws of the                  --
               Registrant

  5.1          Opinion of Hale and Dorr LLP.                         6

  23.1         Consent of Coopers & Lybrand L.L.P.                   8

  23.2         Consent of Hale and Dorr LLP (included in             6
               Exhibit 5.1).

  24           Power of Attorney (included on page                   3
               3 of this Registration Statement).


---------

     * Incorporated herein by reference to the Company's Registration Statement on Form S-1, as amended (File No. 33-90936).